F
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
The Walt Disney Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

The Walt Disney Company

THE WALT DISNEY COMPANY
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

THE WALT DISNEY COMPANY

2026 Annual Meeting
Vote by March 17, 2026
11:59 PM ET

V82214-P41697-Z91671

You invested in THE WALT DISNEY COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 18, 2026.**

Get informed before you vote

View the Notice, Proxy Statement, Annual Report and other related materials online at www.ProxyVote.com/Disney OR you can receive a free paper or email copy of the materials by requesting prior to March 3, 2026. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com/Disney, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com/Disney**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting

Wednesday, March 18, 2026
10:00 AM PT

Virtually at:
www.virtualshareholdermeeting.com/DIS2026

Please see reverse side for instructions about how to register for and attend the Annual Meeting.

Vote Confirmation

Beginning March 3, 2026 through May 18, 2026, you may confirm your vote 24 hours after your vote is received. To obtain vote confirmation, log onto www.ProxyVote.com/Disney using the 16-digit control number located above.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Mary T. Barra	For
1b.	Amy L. Chang	For
1c.	D. Jeremy Darroch	For
1d.	Carolyn N. Everson	For
1e.	Michael B.G. Froman	For
1f.	James P. Gorman	For
1g.	Robert A. Iger	For
1h.	Maria Elena Lagomasino	For
1i.	Calvin R. McDonald	For
1j.	Derica W. Rice	For
1k.	Jeffrey E. Williams	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2026.	For
3.	Consideration of an advisory vote to approve executive compensation.	For
4.	Shareholder proposal, if properly presented at the meeting, requesting a report on how the employee gift-matching program may impact risks related to religious discrimination against employees.	Against
5.	Shareholder proposal, if properly presented at the meeting, requesting a report on the expected and potential return on investment from climate commitments.	Against
6.	Shareholder proposal, if properly presented at the meeting, requesting adoption of cumulative voting for Board elections.	Against
7.	Shareholder proposal, if properly presented at the meeting, requesting an independent review and report on accessibility and disability inclusion practices.	Against

NOTE: Other business may properly come before the meeting or any adjournment thereof.

Attending the Virtual Meeting: You may register to attend the virtual meeting on or before March 17, 2026 at 10:00 AM PT by visiting www.ProxyVote.com/Disney and selecting "Attend a Meeting." You will need your 16-digit control number found on this notice. You will receive a confirmation email with information on how to attend the meeting. On the day of the meeting, you will be able to participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/DIS2026 and entering the same 16-digit control number you used to pre-register and as shown in your confirmation email. Electronic entry to the meeting will begin at 9:00 AM PT and the meeting will begin promptly at 10:00 AM PT. If you encounter any technical difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/DIS2026. Participation in the meeting is limited and access to the meeting will be accepted on a first-come, first-served basis, once electronic entry begins. If you cannot access the virtual meeting, it will be available on Disney's Investor Relations website, www.disney.com/investors.

Prefer to receive an email instead? While voting on www.ProxyVote.com/Disney, be sure to click "Delivery Settings."

The Walt Disney Company

2026 Annual Meeting

March 18, 2026 10:00 AM PT

Virtually at: www.virtualshareholdermeeting.com/DIS2026


VOTE
NOW

Your Vote is Important to Us.

VIEW PROXY MATERIALS

VOTE HERE

Vote by March 17, 2026 11:59 PM ET

For shares held in a plan, vote by March 15, 2026 11:59 PM ET

This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 18, 2026.

Get informed before you vote

View the Proxy Statement, Annual Report and other related materials online by clicking on "View Proxy Materials" above OR you can receive a free paper copy of the materials by requesting prior to March 3, 2026.

If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com/Disney, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

As an investor in The Walt Disney Company, you're also a shareholder. This gives you the right to vote on important issues. Voting your shares is quick and easy. **Make your voice heard now!**

Control Number:
0123456789012345

HOW TO VOTE

First, you should carefully review the proxy materials by clicking on "View Proxy Materials" above. Once you have reviewed the proxy materials, you may cast your vote in any of the following ways:

Go to www.ProxyVote.com/Disney

Call 1-800-690-6903

At the Meeting

This email relates to the following share(s):

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

VOTING MATTERS

VOTING MATTERS	BOARD RECOMMENDATION
Item 1 – Election of the eleven Director nominees named in the proxy statement, each for a term of one year.	FOR EACH NOMINEE
Item 2 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2026.	FOR
Item 3 – Consideration of an advisory vote to approve executive compensation.	FOR
Item 4 – Shareholder proposal, if properly presented at the meeting, requesting a report on how the employee gift-matching program may impact risks related to religious discrimination against employees.	AGAINST
Item 5 – Shareholder proposal, if properly presented at the meeting, requesting a report on the expected and potential return on investment from climate commitments.	AGAINST
Item 6 – Shareholder proposal, if properly presented at the meeting, requesting adoption of cumulative voting for Board elections.	AGAINST

Item 7 – Shareholder proposal, if properly presented at the meeting, requesting an independent review and report on accessibility and disability inclusion practices.	AGAINST

Attending the Virtual Meeting:
You may register to attend the virtual meeting on or before March 17, 2026 at 10:00 AM PT by visiting www.ProxyVote.com/Disney and selecting "Attend a Meeting." You will need your 16-digit control number that is included in this email. You will receive a confirmation email with information on how to attend the meeting. On the day of the meeting, you will be able to participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/DIS2026 and entering the same 16-digit control number you used to pre-register and as shown in your confirmation email. Electronic entry to the meeting will begin at 9:00 AM PT and the meeting will begin promptly at 10:00 AM PT. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/DIS2026. Participation in the meeting is limited and access to the meeting will be accepted on a first-come, first-served basis once electronic entry begins. Voting in the meeting is not available to those who only own shares through the Disney Savings and Investment Plan or the Disney Hourly Savings and Investment Plan. If you cannot access the virtual meeting, it will be available on Disney's Investor Relations website, www.disney.com/investors.

The Walt Disney Company

2026 Annual Meeting

March 18, 2026 10:00 AM PT

Virtually at: www.virtualshareholdermeeting.com/DIS2026


VOTE
NOW

Your Vote is Important to Us.

VIEW PROXY MATERIALS

VOTE HERE

Vote by March 17, 2026 11:59 PM ET

This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 18, 2026.

Get informed before you vote

View the Proxy Statement, Annual Report and other related materials online by clicking on "View Proxy Materials" above OR you can receive a free paper copy of the materials by requesting prior to March 3, 2026.

If you would like to request a copy of the materials for this and/or future

shareholder meetings, you may (1) visit www.ProxyVote.com/Disney, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

As an investor in The Walt Disney Company, you're also a shareholder. This gives you the right to vote on important issues. Voting your shares is quick and easy. **Make your voice heard now!**

Control Number:
012345678912345

HOW TO VOTE

First, you should carefully review the proxy materials by clicking on "View Proxy Materials" above. Once you have reviewed the proxy materials, you may cast your vote in any of the following ways:

Go to www.ProxyVote.com/Disney

Call 1-800-690-6903

At the Meeting

This email relates to the following share(s):

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

VOTING MATTERS

	BOARD RECOMMENDATION
Item 1 – Election of the eleven Director nominees named in the proxy statement, each for a term of one year.	FOR EACH NOMINEE
Item 2 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2026.	FOR
Item 3 – Consideration of an advisory vote to approve executive compensation.	FOR
Item 4 – Shareholder proposal, if properly presented at the meeting, requesting a report on how the employee gift-matching program may impact risks related to religious discrimination against employees.	AGAINST
Item 5 – Shareholder proposal, if properly presented at the meeting, requesting a report on the expected and potential return on investment from climate commitments.	AGAINST
Item 6 – Shareholder proposal, if properly presented at the meeting, requesting adoption of cumulative voting for Board elections.	AGAINST

Item 7 – Shareholder proposal, if properly presented at the meeting, requesting an independent review and report on accessibility and disability inclusion practices.	**AGAINST**

Attending the Virtual Meeting:
You may register to attend the virtual meeting on or before March 17, 2026 at 10:00 AM PT by visiting www.ProxyVote.com/Disney and selecting "Attend a Meeting." You will need your 16-digit control number that is included in this email. You will receive a confirmation email with information on how to attend the meeting. On the day of the meeting, you will be able to participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/DIS2026 and entering the same 16-digit control number you used to pre-register and as shown in your confirmation email. Electronic entry to the meeting will begin at 9:00 AM PT and the meeting will begin promptly at 10:00 AM PT. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/DIS2026. Participation in the meeting is limited and access to the meeting will be accepted on a first-come, first-served basis once electronic entry begins. Voting in the meeting is not available to those who only own shares through the Disney Savings and Investment Plan or the Disney Hourly Savings and Investment Plan. If you cannot access the virtual meeting, it will be available on Disney's Investor Relations website, www.disney.com/investors.